EXHIBIT 10.9

                       PHILADELPHIA SUBURBAN CORPORATION
                      1994 INCENTIVE COMPENSATION PROGRAM

BACKGROUND

o During the first quarter of 1989, the Company and its compensation consultant conducted a feasibility study to determine whether the Company should implement an incentive compensation plan. The study was prompted by the positive experience of other investor-owned water companies and PSC's experience with incentive compensation.

o The study included interviews with PSWC and PSC executives and an analysis of competitive compensation levels. Based on the results, the compensation consultant recommended that the Company's objectives and competitive practice supported the adoption of an annual incentive plan.

o The program has two components -- a Management Incentive Plan and an Employee Recognition Plan.

o After three years of experience with the Incentive Compensation Program, management has recommended certain changes to the Program to ensure the Program provides the appropriate incentive to the officers and managers of the Company. The 1994 Management Incentive Plan will cover all officers and managers of Philadelphia Suburban Corporation, and its subsidiaries, except Utility & Municipal Services, Inc., which is covered by a separate incentive bonus arrangement based on the profitability of that subsidiary.

MANAGEMENT INCENTIVE PLAN

o Performance Measures

  -- PSC's actual after-tax net income from continuing operations relative to the annual budget will be the primary measure. Each year a 'Target Net Income' level will be established. For purposes of the Plan, the Target Net Income may differ from the budgeted net income level. For 1994, the Target Net Income will exclude the impact of FAS 106, the effect of any unbudgeted extraordinary gains or losses, changes in accounting principles, changes in tax rates and any gains or losses related to the discontinued operations.

  -- Based on a review of historic performance, the minimum or threshold level of performance is set at 90 percent of the Target Net Income. That is, no bonus awards will be made if actual net income is less than 90 percent of the Target Net Income for the year. No additional bonus will be earned for results exceeding 120 percent of the Target Net Income.

  -- Each individual's performance and achievement of his or her objectives will also be evaluated and factored into the bonus calculation.

o Participation

  -- Participation in the Plan will be determined each year. Each participant will be assigned a 'Target Bonus Percentage' ranging from 5 to 40 percent of salary depending on duties and responsibilities.

  -- Actual bonuses may range from 0, if the Company's financial results fall below threshold or the participant's performance rating is Below Expectations, to 225 percent if performance -- both company and individual -- is rated at 150 percent.

  -- Exhibit 1 shows the recommended participants and the Target Bonus
     Percentages for the current year.

o Company Performance

  -- Company performance will be measured on the following schedule:

                                                              PERCENT OF       COMPANY
                                                              1993 PLAN        RATING
                                                            -------------  -------------
Threshold.................................................        90%            50%
                                                                  92             65
                                                                  95             80
                                                                  96             85
                                                                  97             90
                                                                  98             94
                                                                  99             97
Plan......................................................       100            100
                                                                 105            110
                                                                 110            120
                                                                 115            135
                                                                >120            150

  -- Exhibit 2 shows the recommended Company Performance Schedule for the current year.

  -- Regardless of the Company rating resulting from this Schedule, the Executive Development and Compensation Committee retains the authority to determine the final Company Rating for purposes of this Plan.

o Individual Performance

  --Individual performance will be measured on the following scale:

                                                                                INDIVIDUAL
                                                                                  RATING
                                                                             ----------------
Below Expectations........................................................          0
At Expectations (-).......................................................        70- 90%
At Expectations...........................................................        90-110%
At Expectations (+) (Superior)............................................       110-130%
Exceeds Expectations (Outstanding)........................................       130-150%

o Estimated Cost

  -- Exhibit 3 shows the estimated cost of the 1994 plan year assuming a 100 percent Company Rating and all individuals receive a 100 percent Individual Rating.

SAMPLE CALCULATIONS

o Example 1

Salary                                   $70,000
Target Bonus                             10 percent ($7,000)
Company Rating                           100 percent
Individual Rating                        90 percent
Calculation:

                                COMPANY                  INDIVIDUAL
 TARGEST BONUS        X         RATING          X           RATE            =      BONUS EARNED
- ----------------             -------------             ---------------             -------------
     $7,000               x         100%            x           90%             =    $   6,300
                                                                                   -------------
                                                                                   -------------

o Example 2

  -- Using the same salary and target bonus, but assuming Company performance was less than 90 percent of Target Net Income, there would be no bonus earned.

     Calculation:

                     $7,000  x  0  x  90%  =  0

o Example 3

  -- Similarly, if individual Performance is rated Below Expectations, no bonus would be earned regardless of the Company Rating.

     Calculation:

                    $7,000  x  100%  x  0  =  0

EMPLOYEE RECOGNITION PLAN

o In addition to the Management Incentive Plan, Company maintains an Individual Recognition Plan to reward employees not eligible for the management plan for superior performance or a special action or project that positively impacts the financial results or image of the Company.

o Awards will be made from an annual pool, not to exceed $50,000, established at the beginning of the year. Unused funds would not be carried over to the next year.

o Awards will be made throughout the year with payment as close to the timing of the event being rewarded as possible.

o Department Heads may nominate individuals in their unit to the President or applicable Senior Vice President and document the reasons for the recommendations. The applicable unit President or Senior Vice President will review the nominations and forward their recommendations to the Chief Executive Officer.

o The Chief Executive Officer will determine the individuals to actually receive a bonus and the amount.

                                                                       EXHIBIT 1

                        PHILADELPHIA SUBURBAN CORPORATION
                          RECOMMENDED 1994 PARTICIPANTS

                                                                                           TARGET BONUS
NAME                       TITLE                                                            PERCENTAGE
- -------------------------  ------------------------------------------------------------  -----------------
OFFICERS
N. DeBenedictis            Chief Executive Officer                                                  40
R. Luksa                   President & COO-PSW                                                      30
R. Riegler                 Sr. V.P. Operations                                                      25
R. Stahl                   Sr. V.P. Law & Administration                                            25
M. Graham                  V.P. Finance and Treasurer                                               25
M. Coulter                 V.P. Production                                                          20
H. Coleman                 V.P. Customer Service                                                    20
R. Hugus                   V.P. Corporate Development                                               25
W. McIntyre                V.P. Maintenance & Construction                                          15
D. Smeltzer                V.P. Rates/Regulatory Affairs                                            15
M. Mooney                  Controller                                                               15
P. Mycek                   Corporate Secretary                                                       5

MANAGERS
L. Doyle                   Mgr. Meter Operations                                                     5
J. Delzingaro              AMR Project Manger                                                        5
G. Harmon                  Mgr., Customer Service                                                    5
R. Griffin                 Mgr., Rates & Revenues                                                    5
R. Dollfus                 Mgr., Great Valley Division                                               5
D. Mahoney                 Mgr., Drafting/Records                                                    5
A. Fernandes               Mgr., Eng. Design/Construction                                            5
S. Draper                  Mgr., MIS                                                                 5
S. Broussard               Mgr., Human Resources                                                     5
R. Rubin                   Finance Manager                                                           5
G. Smith                   Mgr., Facilities                                                          5
D. Bruce                   Mgr., Transportation                                                      5
R. Harlan                  Mgr., IS Customer Service                                                 5
W. Barrett                 Mgr., IS Technical Services                                               5
C. Hertz                   Mgr., Laboratory Tech. Services                                          10
J. Grantland               Mgr., Distribution                                                       10
J. Dennin                  Mgr., Eastern Division                                                   10
D. Gorbey                  Mgr., Southern & Western Division                                        10
R. Germon                  Mgr., Mech./Elect.                                                       10
P. Luitweiler              Mgr., Res./Env. Affairs/Grndwater                                        10
J. Ritter                  Mgr., Treatment/Quality Control                                          10
T. Kiely                   Chief Engineer                                                           10
T. Yohe                    Sr. Mgr., Water Quality Group                                            10
R. Robinson                Sr. Mgr., Special Services                                               10
M. Kropilak                Corporate Counsel                                                        10
R. Linneman                Sr. Mgr., Information Services                                           10
C. Franklin                Mgr., Corporate and Public Affairs                                       10

                                                                      EXHIBIT 2

                       PHILADELPHIA SUBURBAN CORPORATION
                 RECOMMENDED 1994 COMPANY PERFORMANCE SCHEDULE

                                                         AFTER TAX      PERCENT OF       COMPANY
                                                         NET INCOME      1994 PLAN       RATING
                                                       --------------  -------------  -------------
Threshold............................................  $   13,329,000       90%            50%
                                                           13,625,200       92             65
                                                           14,069,500       95             80
                                                           14,217,600       96             85
                                                           14,365,700       97             90
                                                           14,513,800       98             94
                                                           14,661,900       99             97
Plan.................................................      14,810,000      100            100
                                                           15,550,500      105            110
                                                           16,291,000      110            120
                                                           17,031,500      115            135
                                                          >17,772,000      120            150

1993 Actual Net Income = $13,835,000
1993 Adjusted Net Income = $13,951,000
1994 Budgeted Net Income = $14,810,000

Note: Payment of any bonus is always subject to the discretion of the Executive
      Compensation and Employee Benefits Committee and the Board of Directors.

      For purposes this Plan, the calculation of after tax net income shall exclude the impact of FAS 106, the effect of unbudgeted extraordinary gains or losses, changes in accounting principles, changes in tax rates and any gains or losses related to the discontinued operations.

                                                                       EXHIBIT 3

                       PHILADELPHIA SUBURBAN CORPORATION
                      ESTIMATED TARGET COSTS FOR 1994 PLAN

                                                                              TARGET
                                                                            -----------
Officers..................................................................  $   382,311
                                                                            -----------
Managers..................................................................      129,259
                                                                            -----------
TOTAL.....................................................................  $   511,570
                                                                            -----------
                                                                            -----------